SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2019 (March 8, 2019)

Bausch Health Companies Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2150 St. Elzéar Blvd. West

Laval, Quebec

Canada H7L 4A8

(Address of Principal Executive Offices)(Zip Code)

514-744-6792

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

Senior Notes Offerings

On March 8, 2019, Bausch Health Companies Inc. (the “Company”) completed its previously announced offering of $500,00,000 aggregate principal amount of its 5.750% Senior Secured Notes due 2027 (the “Secured Notes”) and Bausch Health Americas, Inc. (f/k/a Valeant Pharmaceuticals International) (“BHA”), a wholly owned indirect subsidiary of the Company, completed its previously announced offering of $1,000,000,000 aggregate principal amount of its 8.500% Senior Notes due 2027 (the “Unsecured Notes,” together with the Secured Notes, the “Notes”). The Unsecured Notes will be additional notes and form part of the same series as BHA’s existing 8.500% Senior Notes due 2027 (the “Unsecured Initial Notes”).

The Notes were offered in the United States and sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act. The Notes have not been and will not be registered under the Securities Act or any state securities law and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

The net proceeds of the Notes offerings, along with cash on hand, will be used to repurchase up to $1,500,000,000 aggregate purchase price across the Company’s outstanding 5.625% Senior Notes due 2021 (the “2021 Notes”), 5.50% Senior Notes due 2023 and 5.875% Senior Notes due 2023, pursuant to the tender offers and consent solicitation announced on February 22, 2019, and to pay related fees and expenses. In addition, as described below in Item 2.04, the Company issued today an irrevocable notice of redemption to redeem any and all outstanding 2021 Notes to the extent not tendered and accepted for purchase pursuant to the previously announced tender offers. As a result, if any 2021 Notes remain outstanding following the consummation of the tender offers and consent solicitation, the Company intends to use a portion of the net proceeds of the offerings of the Notes to fund the aggregate redemption price for any 2021 Notes to be redeemed.

The Secured Notes Indenture

The Secured Notes were issued pursuant to the indenture, dated as of March 8, 2019 (the “Secured Notes Indenture”), among the Company, the guarantors named therein, The Bank of New York Mellon, as trustee and the notes collateral agents party thereto.

Interest and Maturity

Pursuant to the Secured Notes Indenture, the Secured Notes will mature on August 15, 2027. Interest on the Secured Notes will be payable semi-annually in arrears on each February 15 and August 15, beginning on August 15, 2019. Interest on the Secured Notes will accrue from and including March 8, 2019 or else the most recent interest payment date to which interest had been paid or duly provided for to, but excluding, the date on which such interest is paid.

Guarantees and Collateral

The Secured Notes will be guaranteed by each of the Company’s subsidiaries (including BHA) that is a guarantor under the Company’s existing credit agreement (the “Credit Agreement”), the Company’s existing senior secured notes (the “Existing Senior Secured Notes”) and the Company’s existing senior unsecured notes (the “Existing Senior Unsecured Notes” and, together with the Existing Senior Secured Notes, the “Existing Senior Notes”) (together, the “Secured Note Guarantors”). The Secured Notes and the guarantees related thereto will be senior obligations and will be secured, subject to permitted liens and certain other exceptions, by the same first priority liens that secure the obligations of the Company and the Secured Note Guarantors under the Credit Agreement and the Existing Senior Secured Notes.

Ranking

The Secured Notes and the guarantees related thereto will be:

•	general secured obligations, secured by a first-priority lien (subject to permitted liens and certain other exceptions) on the collateral;

•	pari passu in right of payment with all existing and future unsubordinated indebtedness of the Company and the Secured Note Guarantors;

•

effectively pari passu with all existing and future indebtedness secured by a first-priority lien on the collateral securing the Secured Notes (including the credit facilities provided under the Credit Agreement and the Existing Senior Secured Notes);

•

effectively senior to all existing and future indebtedness that is unsecured (including the Unsecured Notes, the Existing Senior Unsecured Notes and the guarantees thereof) or that is secured by junior liens, in each case to the extent of the value of the collateral; and

•

structurally subordinated to (x) the liabilities of any of the Company’s subsidiaries that do not guarantee the Secured Notes to the extent of the value of such subsidiaries’ assets and (y) any of the Company’s debt that is secured by assets that are not collateral to the extent of the value of such assets.

Redemption

The Secured Notes will be redeemable at the option of the Company, in whole or in part, at any time on or after August 15, 2022, at the redemption prices as set forth in the Secured Notes Indenture.

In addition, the Company may redeem some or all of the Secured Notes prior to August 15, 2022 at a price equal to 100% of the principal amount thereof plus a “make-whole” premium. Prior to August 15, 2022, the Company may redeem up to 40% of the aggregate principal amount of the Secured Notes using the proceeds of certain equity offerings at the redemption price set forth in the Secured Notes Indenture.

Upon the occurrence of a change of control (as defined in the Secured Notes Indenture), unless the Company has exercised its right to redeem all of the Secured Notes, as described above, holders of the Secured Notes may require the Company to repurchase such holder’s Secured Notes, in whole or in part, at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest to, but excluding, the purchase date applicable to such Secured Notes.

Certain Covenants

The Secured Notes Indenture contains covenants that, among other things, limit the ability of the Company and any of its restricted subsidiaries (as such term is defined in the Secured Notes Indenture), to, among other things:

•	incur or guarantee additional indebtedness;

•	make certain investments and other restricted payments;

•	create liens;

•	enter into transactions with affiliates;

•	engage in mergers, consolidations or amalgamations; and

•	transfer and sell assets.

Events of Default

The Secured Notes Indenture also provides for customary events of default.

The foregoing summary of the Secured Notes Indenture is not complete and is qualified in its entirety by reference to the full and complete text of the Secured Notes Indenture, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

The June 2018 Indenture

The Unsecured Notes were issued as additional notes (the “Unsecured New Notes”) pursuant to the indenture, dated as of June 1, 2018 (the “June 2018 Indenture”), between BHA, the Company and the other guarantors named therein and The Bank of New York Mellon, as trustee, pursuant to which BHA previously issued $750 million aggregate principal amount of 8.500% Senior Notes due 2027.

Interest and Maturity

Pursuant to the June 2018 Indenture, the Unsecured Notes will mature on January 31, 2027. Interest on the Unsecured Notes will be payable semi-annually in arrears on each January 31 and July 31, beginning on July 31, 2019. Interest on the Unsecured New Notes will accrue from January 31, 2019, the most recent interest payment date on the Unsecured Initial Notes.

Guarantees

The Unsecured New Notes will initially be jointly and severally guaranteed on a senior unsecured basis by the Company and each of the Company’s subsidiaries that is a guarantor under the Credit Agreement and the Existing Senior Notes (together, the “Unsecured Note Guarantors”).

Ranking

The Unsecured Notes and the guarantees related thereto will be:

•	general unsecured obligations of BHA and the Unsecured Note Guarantors, as applicable;

•	pari passu in right of payment with each other and all existing and future unsubordinated indebtedness of BHA or the applicable Unsecured Note Guarantors;

•

senior in right of payment to all existing and future indebtedness of BHA or the applicable Unsecured Note Guarantors that expressly provides for its subordination to the notes or the applicable guarantee;

•	structurally subordinated to all existing and future indebtedness and other liabilities of the Company’s subsidiaries (other than BHA) that do not guarantee the notes; and

•

effectively subordinated to all existing and future secured indebtedness of BHA or the applicable Unsecured Note Guarantors, including the Credit Agreement, the Secured Notes and the Existing Senior Secured Notes, to the extent of the value of the assets securing such indebtedness.

Redemption

The Unsecured Notes will be redeemable at the option of BHA, in whole or in part, at any time on or after July 31, 2022, at the redemption prices as set forth in the June 2018 Indenture.

In addition, BHA may redeem some or all of the Unsecured Notes prior to July 31, 2022 at a price equal to 100% of the principal amount thereof plus a “make-whole” premium. Prior to July 31, 2021, BHA may redeem up to 40% of the aggregate principal amount of the Unsecured Notes using the proceeds of certain equity offerings at the redemption price set forth in the June 2018 Indenture.

Upon the occurrence of a change of control (as defined in the June 2018 Indenture), unless BHA has exercised its right to redeem all of the Unsecured Notes, as described above, holders of the Unsecured Notes may require BHA, to repurchase such holder’s Unsecured Notes, in whole or in part, at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest to, but excluding, the purchase date applicable to such Unsecured Notes.

Certain Covenants

The June 2018 Indenture contains covenants that, limit the ability of the Company and any of its restricted subsidiaries (as such term is defined in the June 2018 Indenture), to, among other things:

•	incur or guarantee additional indebtedness;

•	make certain investments and other restricted payments;

•	create liens;

•	enter into transactions with affiliates;

•	engage in mergers, consolidations or amalgamations; and

•	transfer and sell assets.

Events of Default

The June 2018 Indenture also provides for customary events of default.

The foregoing summary of the June 2018 Indenture is not complete and is qualified in its entirety by reference to the full and complete text of the June 2018 Indenture, a copy of which is attached as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

On March 8, 2019, the Company issued an irrevocable notice of redemption to redeem all of its outstanding 2021 Notes, in accordance with the terms of the 2021 Notes and the indenture under which the 2021 Notes were issued, on April 8, 2019 (the “Redemption Date”). As a result, if any 2021 Notes remain outstanding following the consummation of the previously announced tender offers and consent solicitation, the Company intends to redeem such 2021 Notes on the Redemption Date pursuant to such notice of redemption.

The 2021 Notes were issued under an indenture dated as of December 2, 2013 between the Company, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented and amended, and will be redeemed pursuant to Article 3 of the indenture.

The redemption price for the 2021 Notes will be $1,000.00 per $1,000 principal amount, plus accrued and unpaid interest to, but not including, the Redemption Date. Unless the Company defaults in making the redemption payment, interest on the 2021 Notes will cease to accrue on and after the Redemption Date, and the only remaining right of the holders of the 2021 Notes will be to receive payment of the redemption price and interest accrued to, but not including, the Redemption Date upon surrender to the paying agent of the 2021 Notes.

The press release is attached as Exhibit 99.1 and is incorporated by reference into this Item 2.04.

Item 8.01. Other Events.

Tender Offers

On March 8, 2019, the Company issued a press release announcing the results as of the early tender date of the previously announced tender offers and consent solicitation. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit Number	Description

4.1	Indenture, dated as of March 8, 2019, by and among Bausch Health Companies Inc., the other guarantors party thereto, The Bank of New York Mellon, as trustee and the notes collateral agents party thereto.

4.2	Indenture, dated as of June 1, 2018, by and among Bausch Health Americas, Inc., Bausch Health Companies Inc., the other guarantors party thereto and The Bank of New York Mellon, as trustee, originally filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on June 1, 2018, which is incorporated by reference herein.

99.1	Press release announcing the closing of the notes offerings and redemption of the Company’s 5.625% Senior Notes due 2021, dated March 8, 2019.

99.2	Press release announcing the early tender results and the early settlement date of the tender offers, dated March 8, 2019.

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture, dated as of March 8, 2019, by and among Bausch Health Companies Inc., the other guarantors party thereto, The Bank of New York Mellon, as trustee and the notes collateral agents party thereto.

4.2	Indenture, dated as of June 1, 2018, by and among Bausch Health Americas, Inc., Bausch Health Companies Inc., the other guarantors party thereto and The Bank of New York Mellon, as trustee, originally filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on June 1, 2018, which is incorporated by reference herein.

99.1	Press release announcing the closing of the notes offerings and redemption of the Company’s 5.625% Senior Notes due 2021, dated March 8, 2019.

99.2	Press release announcing the early tender results and the early settlement date of the tender offers, dated March 8, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAUSCH HEALTH COMPANIES INC.

By:	/s/ Paul S. Herendeen
Name: Paul S. Herendeen
Title: Executive Vice President, Chief Financial Officer

Date: March 8, 2019